Supplemental Financial Information - Disclosure of detailed information about components of accounts payable and accrued liabilities (Details) - USD ($) $ in Thousands	Apr. 30, 2026	Apr. 30, 2025	Apr. 30, 2024
Disclosure of detailed information about supplemental cash flow information [Abstract]
Trade accounts payable	$ (2,512)	$ (2,247)
Accrued liabilities	(3,642)	(932)
Accounts payable and accrued liabilities	$ (6,154)	$ (3,179)	$ (1,840)